Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share

(27) Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per common share for 2011, 2010 and 2009:

(In thousands, except per share data)	2011	2010	2009
Net income	$77,575	$63,329	$73,069
Less: Preferred stock dividends and discount accretion	4,128	19,643	19,556
Less: Non-cash deemed preferred stock dividend	—	11,361	—

Net income applicable to common shares - Basic (A)	73,447	32,325	53,513
Add: Dividends on convertible preferred stock	—	—	4,000

Net income applicable to common shares - Diluted (B)	73,447	32,325	57,513

Weighted average common shares outstanding (C)	35,355	30,057	24,010
Effect of dilutive potential common shares	8,636	1,513	2,335

Weighted average common shares and effect of dilutive potential common shares (D)	43,991	31,570	26,345

Net income per common share:
Basic (A/C)	$2.08	$1.08	$2.23

Diluted (B/D)	$1.67	$1.02	$2.18

Potentially dilutive common shares can result from stock options, restricted stock unit awards, stock warrants, the Company's convertible preferred stock, tangible equity unit shares and shares to be issued under the SPP and the DDFS Plan, being treated as if they had been either exercised or issued, computed by application of the treasury stock method. While potentially dilutive common shares are typically included in the computation of diluted earnings per share, potentially dilutive common shares are excluded from this computation in periods in which the effect would reduce the loss per share or increase the income per share. For diluted earnings per share, net income applicable to common shares can be affected by the conversion of the Company's convertible preferred stock. Where the effect of this conversion would reduce the loss per share or increase the income per share, net income applicable to common shares is adjusted by the associated preferred dividends.